UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 04, 2011 (Date of earliest event reported)
Corcept Therapeutics Incorporated (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-50679 (Commission File Number)	77-0487658 (IRS Employer Identification Number)

149 Commonwealth Drive, Menlo Park, CA (Address of principal executive offices)		94025 (Zip Code)
650-327-3270 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 4, 2011, Corcept Therapeutics Incorporated (the "Company"), issued a press release announcing its financial results for the quarter ended March 31, 2011. The press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 and the information contained in the press release attached as Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Item 2.02 and the information contained in the press release attached as Exhibit 99.1 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in the filing unless specifically stated so therein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Announcement of Resignation of an Executive Officer

On May 4, 2011, the Company announced that Caroline Loewy, the Company's Chief Financial Officer, who joined the Company in 2008, has decided to leave the Company. Ms. Loewy will remain at Corcept over the coming months until June 30, 2011 to facilitate a smooth transition and aid in the Company's preparations for the potential commercialization of CORLUX.

Item 7.01. Regulation FD Disclosure

On May 4, 2011, the Company issued a press release announcing its financial results for the quarter ended March 31, 2011. The press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and the information contained in the press release attached as Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Item 7.01 and the information contained in the press release attached as Exhibit 99.1 is not incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in the filing unless specifically stated so therein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of Corcept Therapeutics Incorporated dated May 04, 2011

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 04, 2011	CORCEPT THERAPEUTICS INCORPORATED By: /s/ Caroline M. Loewy Caroline M. Loewy Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Corcept Therapeutics Incorporated dated May 04, 2011